                                                                  EXHIBIT 10.73









                                  McLEOD, INC.
                        1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

                                  MCLEOD, INC.
                        1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


                               TABLE OF CONTENTS



1. GRANT OF OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2. PARACHUTE LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
3. TERMS OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
4. OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
5. VESTING IN OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
6. TERM AND EXERCISE OF OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     (a) Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     (b) Option Period and Limitations on Exercise  . . . . . . . . . . . . . . . . . . . . . .   3
     (c) Limitations on Exercise of Option  . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     (d) Method of Exercise   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
7. TERM AND EXERCISE OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     (a) Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     (b) Rights in the Event of Death   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     (c) Rights in the Event of Disability  . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     (d) Cause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
8. TRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
9. REQUIREMENTS OF LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
10. EFFECT OF CHANGES IN CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     (a) Changes in Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     (b) Reorganization in Which the Corporation Is the Surviving Corporation   . . . . . . . .   7
     (c) Dissolution, Liquidation, Sale of Assets, Reorganization in
              Which the Corporation Is Not the Surviving Corporation, Etc.  . . . . . . . . . .   7
     (d) Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     (e) Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     (f) No Limitations on the Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
11. DISCLAIMER OF RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
12. FORFEITURE OF RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
13. CAPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
14. WITHHOLDING OF TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
15. SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
16. INTERPRETATION OF THIS STOCK OPTION AGREEMENT . . . . . . . . . . . . . . . . . . . . . . .   10

17. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
18. BINDING EFFECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
19. NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
20. ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

                                  MCLEOD, INC.
                        1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


         This Stock Option Agreement is made as of ______ [__], 1996, by and between McLeod, Inc., a Delaware corporation (the "Corporation"), and ________________________, an individual who is employed by the Corporation or an Affiliate thereof (the "Optionee").

         WHEREAS, the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation have duly approved, the McLeod, Inc. 1996 Employee Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock, par value $.01 per share (the "Stock"); and

         WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation and any Affiliate thereof;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.               GRANT OF OPTION

                 Subject to the terms of the Plan (attached hereto as Exhibit
A), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Option Agreement, _____________________ (_______) shares of Stock. This Option shall constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option is __________ [__], 1996, (the "Grant Date") the date on which the grant of the Option was approved by the Compensation Committee of the Board of Directors of the Corporation (the "Committee").

2.               PARACHUTE LIMITATIONS

                 Notwithstanding any other provision of this Stock Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee and the Corporation, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), the Optionee shall have no right to receive any payment or other benefit under the Plan, if, and to the extent that, such payment or benefit, taking into account all other payments or benefits to or for the Optionee under the Plan, all Other Agreements, and all Benefit Plans, would cause any payment or benefit to the Optionee under this Stock Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment").

3.               TERMS OF PLAN

                 The Option granted pursuant to this Stock Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan are hereby incorporated into this Stock Option Agreement by reference and shall be deemed to be part of this Stock Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Stock Option Agreement. To the extent any capitalized words used in this Stock Option Agreement are not defined, they shall have the definitions stated for them in the Plan. In the event that there is any inconsistency between the provisions of this Stock Option Agreement and of the Plan, the provisions of the Plan shall govern.

4.               OPTION PRICE

                 The purchase price (the "Option Price") for the shares subject to the Option granted by this Stock Option Agreement is $_____ which price is not less than 100 percent of the Fair Market Value of the shares of Stock on the date of grant of this Option.

5.               VESTING IN OPTIONS

                 The Option becomes vested as to _____ percent of the shares purchasable pursuant to the Option on the ______ month anniversary of the Grant Date (the "Anniversary Date"), if Optionee has been providing services to the Corporation continuously from the Grant Date to the Anniversary Date. Thereafter, so long as continuous service has not been interrupted, the Option becomes vested as to an additional _________ percent of the shares subject to the Option after each of the ______ month and __________ month anniversaries of the Grant Date. Service for this purpose includes service as an employee, director, advisor or consultant providing bona fide services to the Corporation or an Affiliate. For purposes of the Stock Option Agreement, termination of service would not be deemed to occur if the Optionee, after terminating service in one capacity, continues to provide service to the Corporation or an Affiliate in another capacity. Termination of service is sometimes also referred to herein as termination of employment or other relationship with the Corporation or an Affiliate.

6.               TERM AND EXERCISE OF OPTION

                 (a)      TERM

                 The Option shall terminate and all rights to purchase the shares thereunder shall cease upon the expiration of ten years after the Grant Date.

                 (b)      OPTION PERIOD AND LIMITATIONS ON EXERCISE

                 The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Stock Option Agreement and in the
Plan), to the extent the Option is vested and has not terminated. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of the Option, so as to accelerate the time at which the Option may be exercised. The time at which the Option may be exercised will be accelerated and the Option shall be exercisable, in whole or in part, at any time and from time to time prior to termination of the Option after (i) a Change of Control of the Corporation or any successor corporation as defined in
Section 10(d) and certain other events but only to the extent set forth in
Section 10(c) below, or (ii) termination of employment by reason of death of Optionee or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, as provided in Section 7(b) and Section 7(c), below

                 (c)      LIMITATIONS ON EXERCISE OF OPTION

                 Notwithstanding the foregoing Sections, in no event may the Option be exercised: (i) in whole or in part, after ten years following the Grant Date, as set forth in Section 1 above or (ii) following termination of employment except as provided in Sections 7(a), 7(b), and 7(c) below.

                 (d)      METHOD OF EXERCISE

                 The Option may be exercised to the extent that shares have become exercisable hereunder by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (i) in cash or by certified check payable to the order of the Corporation; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in Sections 6(d)(i) and 6(d)(ii) hereof. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. An individual holding or exercising the Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.


7.               TERM AND EXERCISE OF OPTIONS

                 (a)      TERMINATION OF EMPLOYMENT

                 The Option shall remain exercisable for thirty (30) days following a termination of the employment of the Optionee with the Corporation or any Affiliate, other than for Cause, as defined below, or by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), to the extent such Option was vested at the time of termination. At the end of such thirty (30) day period, the Option shall terminate unless notice is given exercising such Option, and such Optionee shall have no further right to purchase shares pursuant to such Option. If the termination of employment is for Cause, the Option shall terminate on the date of such termination of employment. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.

                 (b)      RIGHTS IN THE EVENT OF DEATH

                 After the Optionee dies while employed by the Corporation or any Affiliate, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right at any time within one hundred and eighty (180) days after the date of such Optionee's death, and prior to termination of the Option pursuant to Section 6(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death.

                 (c)      RIGHTS IN THE EVENT OF DISABILITY

                 After the Optionee terminates employment with the Corporation or any Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, then such Optionee shall have the right, at any time within 180 days after such termination of employment and prior to termination of the Option pursuant to Section 6(a) above, to exercise, in whole or in part, the Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.


                 (d)      CAUSE

                 "Cause" means (i) engaging in a criminal act involving the Corporation or any Affiliate or conviction of a felony; (ii) engaging in willful misconduct or omission that is injurious to the Corporation or any Affiliate, monetarily or otherwise, or (iii) the willful and continued failure by the Optionee to substantially perform Optionee's duties (other than any such failure resulting from the Optionee's inability to perform such duties as a result of physical or mental illness or incapacity), after delivery to the Optionee of a written demand for substantial performance that specifically identifies the manner in which the Corporation or Affiliate believes that the Optionee has not substantially performed Optionee's duties and a reasonable opportunity for the Optionee to cure such nonperformance.


8.               TRANSFERABILITY.

                 During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

9.               REQUIREMENTS OF LAW

                 The Corporation shall not be required to sell or issue any securities under the Option if the sale or issuance of such securities would constitute a violation by the Optionee, an individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any state or federal law, or the consent of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of the Option, unless a registration statement under such act is in effect with respect to the securities covered by the Option, the Corporation shall not be required to sell or issue such securities unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such securities pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable until the securities covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


10.              EFFECT OF CHANGES IN CAPITALIZATION

                 (a)      CHANGES IN STOCK

                 If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date of grant of the Option, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                 (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION

                 Subject to Subsection 10(c) hereof, if the Corporation shall be the surviving entity in any reorganization, merger, or consolidation of the Corporation with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                 (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION, ETC.

                 The Option shall terminate (i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or (iii) upon a sale of substantially all of the assets of the Corporation to another, or (iv) upon any transaction (including, without limitation, a merger, consolidation or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the assumption of the Options or for the substitution for the Options of a new option(s) covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Option theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the general limitations on exercise set forth in Section 6), during such period occurring before such termination as the Committee in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Corporation shall send written notice of a transaction or event that will result in such a termination to Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

                 (d)      CHANGE OF CONTROL

                 In the event of a "Change of Control", all non-vested Options outstanding under this Stock Option Agreement shall become immediately exercisable. For purposes of this Stock Option Agreement, "Change of Control" means:

                 (i) execution by the Corporation of an agreement for the merger of the Corporation into or with another corporation, the result of which would be that the stockholders of the Corporation at the time of execution of such agreement would own less than 50% of the total equity of the corporation surviving the merger; or

                 (ii) the sale of assets of the Corporation having an aggregate book value of 40% or more of the total book value of all assets of the Corporation as shown on the then most recent annual audited financial statement of the Corporation; or

                 (iii) a change of control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change of control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation representing 50% of the Corporation's then outstanding securities.

                 (e)      ADJUSTMENTS

                 Adjustments under this Section 10 related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                 (f)      NO LIMITATIONS ON THE CORPORATION

                 The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

11.              DISCLAIMER OF RIGHTS

                 No provision in this Stock Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Corporation or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment between any individual and the Corporation or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or any Affiliate), so long as such Optionee continues to be an employee of the Corporation or any Affiliate.


12.              FORFEITURE OF RIGHTS

                 The Corporation or any Affiliate at any time shall have the right to cause a forfeiture of the rights of the Optionee on account of the Optionee taking actions in competition with the Corporation or any Affiliate. Unless otherwise specified in an employment agreement between the Corporation or any Affiliate and the Optionee, the Optionee takes actions in competition with the Corporation or any Affiliate if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations which compete with any business in which the Corporation or any Affiliate is engaged during the Optionee's employment with the Corporation or any Affiliate or at the time of the Optionee's termination of employment.


13.              CAPTIONS

                 The use of captions in this Stock Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Stock Option Agreement.

14.              WITHHOLDING OF TAXES

                 The Corporation or any Affiliate shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state, local income or Social Securities taxes of any kind required by law to be withheld with respect to any payments, distributions and property transferred under this Stock Option Agreement. At the time of exercise, the Optionee shall promptly pay to the

Corporation or any Affiliate, as applicable, any amount that the Corporation or any Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Such payment shall be made in cash or cash equivalents.

15.              SEVERABILITY

                 If any provision of the Plan or this Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.


16.              INTERPRETATION OF THIS STOCK OPTION AGREEMENT

                 All decisions and interpretations made by the Corporation or the Committee with regard to any question arising under the Plan or this Stock Option Agreement shall be final, binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

17.              GOVERNING LAW

                 The validity and construction of this Stock Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


18.              BINDING EFFECT

                 Subject to all restrictions provided for in this Stock Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Stock Option Agreement and the Option provided for herein, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

19.              NOTICE

                 All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Stock Option Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telecopier (fax) or telex, addressed as follows:

                          If to the Corporation:

                                  McLeod, Inc.
                                  221 Third Avenue SE
                                  Suite 500
                                  Cedar Rapids, Iowa  52401

                                  Attention: Committee

                          If to Optionee:

                                  At the address set forth below under
                                  Optionee's name at the foot of this Agreement.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telex, upon receipt of the answer back and with respect to a telecopy upon acknowledgment of receipt there of and in all cases at such time as delivery is refused by the addressee upon presentation.

20.              ENTIRE AGREEMENT

                 This Stock Option Agreement and the Plan together constitute the entire agreement and all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Stock Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Option Agreement, or caused this Stock Option Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.


                                   MCLEOD, INC.

                                   By:
                                      -----------------------------------------


                                   Title:
                                         --------------------------------------



                                   OPTIONEE:



                                   --------------------------------------------


                                   ADDRESS FOR NOTICE TO
                                   OPTIONEE:



                                   --------------------------------------------
                                   Number              Street



                                   --------------------------------------------
                                   City         State      Zip Code


EXHIBIT A: 1996 EMPLOYEE STOCK OPTION PLAN

                                  McLEOD, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

                                  McLEOD, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


                                TABLE OF CONTENTS



1. GRANT OF OPTION...................................................................................   1
2. PARACHUTE LIMITATIONS.............................................................................   1
3. TERMS OF PLAN.....................................................................................   2
4. OPTION PRICE......................................................................................   2
5. VESTING IN OPTIONS................................................................................   2
6. TERM AND EXERCISE OF OPTION.......................................................................   3
      (a) Term.......................................................................................   3
      (b) Option Period and Limitations on Exercise..................................................   3
      (c) Limitations on Exercise of Option..........................................................   3
      (d) Method of Exercise.........................................................................   3
7. TERM AND EXERCISE OF OPTIONS......................................................................   4
      (a) Termination of Employment..................................................................   4
      (b) Rights in the Event of Death...............................................................   4
      (c) Rights in the Event of Disability..........................................................   5
      (d) Cause......................................................................................   5
8. TRANSFERABILITY...................................................................................   5
9. REQUIREMENTS OF LAW...............................................................................   5
10. EFFECT OF CHANGES IN CAPITALIZATION..............................................................   6
      (a) Changes in Stock...........................................................................   6
      (b) Reorganization in Which the Corporation Is the Surviving Corporation.......................   7
      (c) Dissolution, Liquidation, Sale of Assets, Reorganization in
               Which the Corporation Is Not the Surviving Corporation, Etc...........................   7
      (d) Adjustments................................................................................   8
      (e) No Limitations on the Corporation..........................................................   8
11. DISCLAIMER OF RIGHTS.............................................................................   8
12. FORFEITURE OF RIGHTS.............................................................................   8
13. CAPTIONS.........................................................................................   9
14. WITHHOLDING OF TAXES.............................................................................   9
15. SEVERABILITY.....................................................................................   9
16. INTERPRETATION OF THIS STOCK OPTION AGREEMENT....................................................   9
17. GOVERNING LAW....................................................................................   9

18. BINDING EFFECT...................................................................................   9
19. NOTICE...........................................................................................  10
20. ENTIRE AGREEMENT.................................................................................  10

                 [AGREEMENT FOR NON-SENIOR MANAGEMENT EMPLOYEES]

                                  MCLEOD, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


         This Stock Option Agreement is made as of ______ [__], 1996, by and between McLeod, Inc., a Delaware corporation (the "Corporation"), and ________________________, an individual who is employed by the Corporation or an Affiliate thereof (the "Optionee").

         WHEREAS, the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation have duly approved, the McLeod, Inc. 1996 Employee Stock Option Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock, par value $.01 per share (the "Stock"); and

         WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation and any Affiliate thereof;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.                GRANT OF OPTION

                  Subject to the terms of the Plan (attached hereto as Exhibit
A), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the
conditions set forth in the Plan and in this Option Agreement,     ( ) shares of
Stock. This Option shall constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option is __________ [__], 1996, (the "Grant Date") the date on which the grant of the Option was approved by the Compensation Committee of the Board of Directors of the Corporation (the "Committee").

2.                PARACHUTE LIMITATIONS

                  Notwithstanding any other provision of this Stock Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee and the Corporation, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), the Optionee shall have no right to receive any payment or other benefit under the Plan, if, and to the extent that, such payment or benefit, taking into account all other payments or benefits to or for the Optionee under the Plan, all Other Agreements, and all Benefit Plans, would cause any payment or benefit to the Optionee under this Stock Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment").

3.                TERMS OF PLAN

                  The Option granted pursuant to this Stock Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan are hereby incorporated into this Stock Option Agreement by reference and shall be deemed to be part of this Stock Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Stock Option Agreement. To the extent any capitalized words used in this Stock Option Agreement are not defined, they shall have the definitions stated for them in the Plan. In the event that there is any inconsistency between the provisions of this Stock Option Agreement and of the Plan, the provisions of the Plan shall govern.

4.                OPTION PRICE

                  The purchase price (the "Option Price") for the shares subject to the Option granted by this Stock Option Agreement is $_____ which price is not less than 100 percent of the Fair Market Value of the shares of Stock on the date of grant of this Option.

5.                VESTING IN OPTIONS

                  The Option becomes vested as to _____ percent of the shares purchasable pursuant to the Option on the ______ anniversary of the Grant Date (the first "Anniversary Date"), if the Optionee has been providing services to the Corporation continuously from the Grant Date to the Anniversary Date. Thereafter, so long as continuous service has not been interrupted, the Option becomes vested as to an additional _________ percent of the shares subject to the Option after each of the next ______ anniversaries of the Grant Date. Service for this purpose includes service as an employee, director, advisor or consultant providing bona fide services to the Corporation or an Affiliate. For purposes of the Stock Option Agreement, termination of service would not be deemed to occur if the Optionee, after terminating service in one capacity, continues to provide service to the Corporation or an Affiliate in another capacity. Termination of service is sometimes also referred to herein as termination of employment or other relationship with the Corporation or an Affiliate.

6.                TERM AND EXERCISE OF OPTION


                  (a)      TERM

                  The Option shall terminate and all rights to purchase the shares thereunder shall cease upon the expiration of ten years after the Grant Date.


                  (b)      OPTION PERIOD AND LIMITATIONS ON EXERCISE

                  The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Stock Option Agreement and in the
Plan), to the extent the Option is vested and has not terminated. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of the Option, so as to accelerate the time at which the Option may be exercised. The time at which the Option may be exercised will be accelerated and the Option shall be exercisable, in whole or in part, at any time and from time to time prior to termination of the Option after (i) certain events set forth in Section 10(c) below, or (ii) termination of employment by reason of death of Optionee or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, as provided in Section 7(b) and
Section 7(c), below


                  (c)      LIMITATIONS ON EXERCISE OF OPTION

                  Notwithstanding the foregoing Sections, in no event may the Option be exercised: (i) in whole or in part, after ten years following the Grant Date, as set forth in Section 1 above or (ii) following termination of employment except as provided in Sections 7(a), 7(b), and 7(c) below.


                  (d)      METHOD OF EXERCISE

                  The Option may be exercised to the extent that shares have become exercisable hereunder by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (i) in cash or by certified check payable to the order of the

Corporation; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in Sections 6(d)(i) and 6(d)(ii) hereof. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. An individual holding or exercising the Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in
Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.


7.                TERM AND EXERCISE OF OPTIONS


                  (a)      TERMINATION OF EMPLOYMENT

                  The Option shall remain exercisable for thirty (30) days following a termination of the employment of the Optionee with the Corporation or any Affiliate, other than for Cause, as defined below, or by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), to the extent such Option was vested at the time of termination. At the end of such thirty (30) day period, the Option shall terminate unless notice is given exercising such Option, and such Optionee shall have no further right to purchase shares pursuant to such Option. If the termination of employment is for Cause, the Option shall terminate on the date of such termination of employment. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.


                  (b)      RIGHTS IN THE EVENT OF DEATH

                  After the Optionee dies while employed by the Corporation or any Affiliate, the executors or administrators or legatees or distributees of such

Optionee's estate shall have the right at any time within one hundred and eighty
(180) days after the date of such Optionee's death, and prior to termination of the Option pursuant to Section 6(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death.


                  (c)      RIGHTS IN THE EVENT OF DISABILITY

                  After the Optionee terminates employment with the Corporation or any Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, then such Optionee shall have the right, at any time within 180 days after such termination of employment and prior to termination of the Option pursuant to Section 6(a) above, to exercise, in whole or in part, the Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.


                  (d)      CAUSE

                  "Cause" means (i) engaging in a criminal act involving the Corporation or any Affiliate or conviction of a felony; (ii) engaging in willful misconduct or omission that is injurious to the Corporation or any Affiliate, monetarily or otherwise, or (iii) the willful and continued failure by the Optionee to substantially perform Optionee's duties (other than any such failure resulting from the Optionee's inability to perform such duties as a result of physical or mental illness or incapacity), after delivery to the Optionee of a written demand for substantial performance that specifically identifies the manner in which the Corporation or Affiliate believes that the Optionee has not substantially performed Optionee's duties and a reasonable opportunity for the Optionee to cure such nonperformance.


8.                TRANSFERABILITY.

                  During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

9.                REQUIREMENTS OF LAW

                  The Corporation shall not be required to sell or issue any securities under the Option if the sale or issuance of such securities would constitute a violation by the Optionee, an individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any state or federal law, or the consent of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of the Option, unless a registration statement under such act is in effect with respect to the securities covered by the Option, the Corporation shall not be required to sell or issue such securities unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such securities pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable until the securities covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


10.               EFFECT OF CHANGES IN CAPITALIZATION


                  (a)      CHANGES IN STOCK

                  If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date of grant of the Option, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION

                  Subject to Subsection 10(c) hereof, if the Corporation shall be the surviving entity in any reorganization, merger, or consolidation of the Corporation with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  (c) DISSOLUTION, LIQUIDATION, SALE OF ASSETS, REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION, ETC.

                  The Option shall terminate (i) upon the dissolution or liquidation of the Corporation, or (ii) upon a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or (iii) upon a sale of substantially all of the assets of the Corporation to another, or (iv) upon any transaction (including, without limitation, a merger, consolidation or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through
(iv) for the assumption of the Options or for the substitution for the Options of a new option(s) covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Option theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the general limitations on exercise set forth in Section 6), during such period occurring before such termination as the Committee in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs. The Corporation shall send written notice of a transaction or event that will result in such a termination to Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

                  (d)      ADJUSTMENTS

                  Adjustments under this Section 10 related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e)      NO LIMITATIONS ON THE CORPORATION

                  The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

11.               DISCLAIMER OF RIGHTS

                  No provision in this Stock Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Corporation or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment between any individual and the Corporation or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or any Affiliate), so long as such Optionee continues to be an employee of the Corporation or any Affiliate.


12.               FORFEITURE OF RIGHTS

                  The Corporation or any Affiliate at any time shall have the right to cause a forfeiture of the rights of the Optionee on account of the Optionee taking actions in competition with the Corporation or any Affiliate. Unless otherwise specified in an employment agreement between the Corporation or any Affiliate and the Optionee, the Optionee takes actions in competition with the Corporation or any Affiliate if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations which compete with any business in which the Corporation or any Affiliate is engaged during the Optionee's employment with the Corporation or any Affiliate or at the time of the Optionee's termination of employment.

13.               CAPTIONS

                  The use of captions in this Stock Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Stock Option Agreement.

14.               WITHHOLDING OF TAXES

                  The Corporation or any Affiliate shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state, local income or Social Securities taxes of any kind required by law to be withheld with respect to any payments, distributions and property transferred under this Stock Option Agreement. At the time of exercise, the Optionee shall promptly pay to the Corporation or any Affiliate, as applicable, any amount that the Corporation or any Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Such payment shall be made in cash or cash equivalents.

15.               SEVERABILITY

                  If any provision of the Plan or this Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.


16.               INTERPRETATION OF THIS STOCK OPTION AGREEMENT

                  All decisions and interpretations made by the Corporation or the Committee with regard to any question arising under the Plan or this Stock Option Agreement shall be final, binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

17.               GOVERNING LAW

                  The validity and construction of this Stock Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).


18.               BINDING EFFECT

                  Subject to all restrictions provided for in this Stock Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Stock Option Agreement and the Option provided for herein, this Stock Option

Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

19.               NOTICE

                  All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Stock Option Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telecopier (fax) or telex, addressed as follows:

                           If to the Corporation:

                                    McLeod, Inc.
                                    221 Third Avenue SE
                                    Suite 500
                                    Cedar Rapids, Iowa  52401

                                    Attention: Committee

                           If to Optionee:

                                    At the address set forth below under
                                    Optionee's name at the foot of this
                                    Agreement.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telex, upon receipt of the answer back and with respect to a telecopy upon acknowledgment of receipt there of and in all cases at such time as delivery is refused by the addressee upon presentation.

20.               ENTIRE AGREEMENT

                  This Stock Option Agreement and the Plan together constitute the entire agreement and all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Stock Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.


         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Option Agreement, or caused this Stock Option Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.


                                     MCLEOD, INC.

                                     By:
                                        --------------------------------------

                                     Title:
                                           -----------------------------------


                                     OPTIONEE:

                                        --------------------------------------



                                     ADDRESS FOR NOTICE TO
                                     OPTIONEE:


                                     -----------------------------------------
                                     Number              Street


                                     -----------------------------------------
                                     City         State      Zip Code


EXHIBIT A: 1996 EMPLOYEE STOCK OPTION PLAN